                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549

                             Form 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported): JUNE 30, 1997
                                                 ---------------


                          JP REALTY, INC.
       (Exact Name of Registrant as Specified in Its Charter)

          Maryland             1-12560             87-0515088
(State or Other Jurisdiction  (Commission         (IRS Employer
     of Incorporation)        File Number)   Identification Number)

         35 Century Park-Way, Salt Lake City, Utah  84115
------------------------------------------------------------------
   (Address of Principal Executive Offices, Including Zip Code)


Registrant's Telephone Number, Including Area Code:  (801) 486-3911


                               N/A
  (Former Name of Former Address, if Changed Since Last Report)

ITEM 2.  ACQISITION OF ASSETS

On June 1, 1997, JP Realty, Inc. (the "Company") acquired the remaining 70% interest in Silver Lake Mall, Ltd., a limited partnership owning Silver Lake Mall, from Roebbelen Engineering, Inc. ("Roebbelen"). Silver Lake Mall, an enclosed regional mall located in Coeur D'Alene, Idaho, contains 331,254 square feet of total gross leaseable area ("Total GLA"), of which 6,936 square feet is tenant owned. Prior to the acquisition, the Company had been the property manager for Silver Lake Mall for a period of 17 months. The major anchor department stores at Silver Lake Mall are JC Penney, Sears, The Emporium and Lamonts. At the time of its acquisition, Silver Lake Mall was 99.5% occupied based on Total GLA and had 98.4% of its mall shops occupied. The consideration paid by the Company for the interest in Silver Lake Mall, Ltd. consisted of 72,000 units of limited partner interest in Price Development Company, Limited Partnership, the Company's operating partnership, which at the time of acquisition had a value of $1,863,000. In connection with the acquisition, the Company assumed debt of Silver Lake Mall, Ltd. totaling $24,755,000. The Company utilized $9,000,000 of its $50 million secured revolving credit facility with Bank One, Arizona, NA and $2,936,000 of cash to pay down $11,936,000 of the assumed debt. The Company purchased the mall pursuant to a Contribution Agreement, the terms of which were determined through arms-length negotiations between the parties. Pursuant to the Contribution Agreement, Roebbelen will remain as a guarantor on $4,300,000 of the debt assumed by the Company.

On June 30, 1997, the Company acquired Visalia Mall, an enclosed regional mall containing 439,527 square feet of Total GLA located in Visalia, California. The major anchor department stores at Visalia Mall are JC Penney and Gottschalks. At the time of its acquisition, Visalia Mall was 95.3% occupied based on Total GLA and had 88.2% of its mall shops occupied. The purchase price paid for Visalia Mall was $38,000,000, of which $37,000,000 was paid out of the Company's credit facilities with Bank One, Arizona, NA and Merrill Lynch Mortgage Capital, Inc., $593,000 was paid in cash and $407,000 was paid in the form of property in a 1031 tax free exchange. The Company purchased the mall from Connecticut General Life Insurance Company, on behalf of its Closed-End Real Estate Fund II, pursuant to an Agreement of Purchase and Sale, the terms of which were determined through arms-length negotiations between the parties.

The factors considered by the Company in determining the prices to be paid for the two malls included their historical and/or expected cash flow, nature of the tenants and terms of leases in place, occupancy rates, opportunities for alternative and new tenancies, current operating costs and taxes on the malls and anticipated changes therein under Company ownership, the outparcels and expansion areas available, the physical condition and locations of the malls, the anticipated effect on the Company's financial results and other factors. The Company took into consideration capitalization rates at which it believes other shopping centers have recently sold, and determined the price it was willing to pay primarily on the factors discussed above relating to the malls and their fit with the Company's operations.

Silver Lake Mall and Visalia Mall, which are each the dominant enclosed regional mall in their respective market areas, contain an aggregate of 770,781 square feet of Total GLA, of which 763,845 square feet is Company owned.

ITEM  7.  FINANCIAL STATEMENTS, PRO FORMA INFOMATION AND EXHIBITS

FINANCIAL STATEMENTS

The statements of revenues and certain expenses included in this report comprise the following:

     A statement of revenues and certain expenses for the year ended December 31, 1996 and unaudited comparative interim information for the three months ended March 31, 1997 and 1996 for the following shopping centers:

              -Silver Lake Mall, Coeur D'Alene, Idaho

              -Visalia Mall, Visalia, California

PRO FORMA FINANCIAL INFORMATION (UNAUDITED)

Unaudited pro forma financial information for JP Realty, Inc. is presented as follows:

     Condensed consolidated balance sheet as of March 31, 1997

     Condensed consolidated statement of operations for the three month period ended March 31, 1997 and for the year ended
     December 31, 1996

     Estimated twelve-month pro forma statement of taxable net operating income and operating funds available

EXHIBITS - (23.1) Consent of Independent Accountants

JP REALTY, INC.
INDEX TO FINANCIAL STATEMENTS
-------------------------------------------------------------------

SILVER LAKE MALL AND VISALIA MALL
Report of Independent Accountants . . . . . . . . . . . . . .  F-2
Statements of Revenues and Certain
  Expenses for the Year Ended December
  31, 1996. . . . . . . . . . . . . . . . . . . . . . . . . .  F-3
Statements of Revenues and Certain
  Expenses for the Three Month Period
  Ended March 31, 1997 and 1996 (unaudited) . . . . . . . . .  F-4
Notes to Statements of Revenues and
  Certain Expenses. . . . . . . . . . . . . . . . . . . . . .  F-5


JP REALTY, INC.
Pro Forma - Unaudited:
Condensed Consolidated Balance Sheet as
  of March 31, 1997 . . . . . . . . . . . . . . . . . . . . .  F-6
Condensed Consolidated Statement of
  Operations for the Three-Month Period
  Ended March 31, 1997 and for the Year
  Ended December 31, 1996 . . . . . . . . . . . . . . . . . .  F-8
Estimated Twelve Month Pro Forma
  Statement of Taxable Net Operating Income
  and Operating Funds Available . . . . . . . . . . . . . . .  F-13

REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholders of JP Realty, Inc.


We have audited the accompanying statements of revenues and certain expenses of Silver Lake Mall and Visalia Mall for the year ended
December 31, 1996. These historical statements are the responsibility of management. Our responsibility is to express an opinion on these historical statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the historical statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical statements. We believe that our audits provide a reasonable basis for our opinion.

The accompanying historical statements were prepared on the basis described in Note 2, for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in the current report on Form 8-K of JP Realty, Inc.) and are not intended to be a complete presentation of the revenues and expenses of Silver Lake Mall and Visalia Mall.

In our opinion, the historical statements referred to above present fairly, in all material respects, the revenues and certain expenses of Silver Lake Mall and Visalia Mall, on the basis described in
Note 2, for the year ended December 31, 1996, in conformity with generally accepted accounting principles.




PRICE WATERHOUSE LLP
Salt Lake City, Utah
July 1, 1997

JP REALTY, INC.
SILVER LAKE MALL AND VISALIA MALL
STATEMENT OF REVENUES AND CERTAIN EXPENSES
-------------------------------------------------------------------

                               FOR THE YEAR ENDED DECEMBER 31, 1996
                               ------------------------------------
                                  SILVER LAKE           VISALIA
                                      MALL                MALL
                                  -----------          -----------
Revenues
   Minimum Rents                 $  2,519,590         $   4,263,963
   Percentage and
    Overage Rents                     153,838               137,938
   Recoveries from Tenants          1,039,943             1,814,530
                                 ------------          ------------
                                    3,713,371             6,216,431
                                 ------------          ------------

Certain Expenses
   Operating and Maintenance          852,719             1,949,862
   Real Estate Taxes                  387,282               355,837
                                 ------------          ------------
                                    1,240,001             2,305,699
                                 ------------          ------------
Revenues in Excess of
   Certain Expenses              $  2,473,370          $  3,910,732
                                 ============          ============





                     See accompanying notes to
             Statement of Revenues and Certain Expenses

JP REALTY, INC.
SILVER LAKE MALL AND VISALIA MALL
STATEMENTS OF REVENUES AND CERTAIN EXPENSES
------------------------------------------------------------------

                               FOR THE THREE MONTH PERIOD ENDED
                                   MARCH 31, 1997 (UNAUDITED)
                           ----------------------------------------
                                SILVER LAKE           VISALIA
                                   MALL                 MALL
                                -----------         -----------
Revenues
   Minimum Rents               $    630,519        $  1,093,166
   Percentage and
    Overage Rents                    22,500              13,500
   Recoveries From Tenants          252,189             467,433
                               ------------        ------------
                                    905,208           1,574,099
                               ------------        ------------

Certain Expenses
   Operating and Maintenance       199,337              430,879
   Real Estate Taxes                94,305              108,375
                              ------------         ------------
                                   293,642              539,254
                              ------------         ------------
Revenues in Excess of
   Certain Expenses           $    611,566         $  1,034,845
                              ============         ============


                               FOR THE THREE MONTH PERIOD ENDED
                                   MARCH 31, 1996 (UNAUDITED)
                           ----------------------------------------
                                SILVER LAKE           VISALIA
                                   MALL                 MALL
                                -----------         -----------
Revenues
   Minimum Rents              $    610,850         $    997,034
   Percentage and
    Overage Rents                   32,739               16,800
   Recoveries From Tenants         208,595              374,859
                              ------------         ------------
                                   852,184            1,388,693
                              ------------         ------------

Certain Expenses
   Operating and Maintenance       208,721              409,495
   Real Estate Taxes                97,125               82,500
                              ------------         ------------
                                   305,846              491,995
                              ------------         ------------
Revenues in Excess of
   Certain Expenses           $    546,338         $    896,698
                              ============         ============


JP REALTY, INC.
SILVER LAKE MALL AND VISALIA MALL
NOTES TO STATEMENTS OF REVENUES AND CERTAIN EXPENSES
-------------------------------------------------------------------

1.  OPERATION OF PROPERTIES

The accompanying statements of revenues and certain expenses relate to the operations of Silver Lake Mall and Visalia Mall (the "Properties") located in Coeur D'Alene, Idaho and Visalia, California, respectively. Silver Lake Mall was opened in 1989. JP Realty, Inc. (the "Company") the owner of a 30% interest in Silver Lake Mall, acquired the remaining 70% interest on June 1, 1997. Visalia Mall was opened in 1965 and was acquired by the Company on June 30, 1997.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying statements of revenues and certain expenses have been prepared on the accrual basis of accounting.

The accompanying financial statements are not representative of the actual operations for the period presented, as certain revenues and expenses, which may not be comparable to the revenues and expenses to be earned or incurred by the Company in the future operations of the Properties, have been excluded. Revenues excluded consist of interest and other revenues unrelated to the continuing operations of the Properties. Expenses excluded consist of interest, depreciation of the building and improvements, amortization of deferred costs, and other general and administrative costs not directly related to the future operations of the Properties.


INCOME RECOGNITION

Minimum rents are recognized when earned which approximates a straight-line basis.

UNAUDITED FINANCIAL INFORMATION

The interim financial data for the three month period ended March 31, 1997 and 1996 is unaudited; however, in the opinion of the Company, the interim data includes all adjustments, consisting only of normal recurring adjustments, necessary for a fair statement of the results for the interim periods. The results for the periods presented are not necessarily indicative of the results for the full year.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 1997
-------------------------------------------------------------------

(UNAUDITED)

The following unaudited pro forma condensed consolidated balance sheet is presented as if the acquisition of the Properties acquired on June 1, 1997 and June 30, 1997 had occurred as of March 31, 1997. This pro forma condensed consolidated balance sheet should be read in conjunction with the pro forma condensed consolidated statement of operations of the Company presented herein and the historical financial statements and notes thereto of the Company included in the JP Realty, Inc. Forms 10-K and 10-Q for the year ended December 31, 1996 and the three month period ended March 31, 1997, respectively.

The unaudited pro forma condensed consolidated balance sheet does not purport to represent what the actual financial position of the Company would have been at March 31, 1997, nor does it purport to represent the future financial position of the Company.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 1997                               (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------

(UNAUDITED)

                            COMPANY       PRO FORMA       COMPANY
                           HISTORICAL   ADJUSTMENTS(A)   PRO FORMA
                           ----------   -------------    ----------
ASSETS

Net Real Estate Assets  $    373,012   $     63,046   $    436,058
Other Assets                  20,120         (3,407)        16,713
                        ------------   ------------   ------------

                        $    393,132   $     59,639   $    452,771
                        ============   ============   ============

LIABILITIES AND SHAREHOLDERS' EQUITY

Borrowings              $    126,217   $     58,486   $    184,703
Accumulated Loss In
 Excess of Equity
 Investment                    1,555         (1,555)            --
Other Liabilities             21,407            845         22,252
                        ------------   ------------   ------------
                             149,179         57,776        206,955
                        ------------   ------------   ------------

Minority Interests            34,006          1,863         35,869
                        ------------   ------------   ------------

Shareholders' Equity

  Common Stock                     2             --             2
  Additional Paid-in
   Capital                   232,038             --        232,038
  Accumulated Dividends in
   Excess of Net Income      (22,093)            --        (22,093)
                        ------------   ------------   ------------
                             209,947             --        209,947
                        ------------   ------------   ------------
                        $    393,132   $     59,639   $    452,771
                        ============   ============   ============

(A)     Reflects the Properties acquired on June 1, 1997 and June
        30, 1997 as if the acquisition had occurred as of March 31, 1997. These acquisitions were funded through the issuance of partnership units, the assumption of debt and the use of existing credit facilities.


JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1997
AND FOR THE YEAR ENDED DECEMBER 31, 1996
-------------------------------------------------------------------

(UNAUDITED)

On January 28, 1997, the Company sold 1,500,000 shares of common stock in an underwritten public offering at an offering price of $27.125 per share. Net proceeds to the Company totaled $38,600,000 and were used to purchase additional interests in PDC. PDC used the proceeds to reduce borrowings outstanding under the $50,000,000 credit facility. The unaudited pro forma condensed statement of operations for the three month period ended March 31, 1997 and for the year ended December 31, 1996 is presented as if the public offering of common stock and the acquisition of the Properties purchased on June 1, 1997 and June 30, 1997 had occurred on January 1, 1997 and January 1, 1996, respectively.

Pro forma information is based upon the historical consolidated results of operations of the Company for the three month period ended March 31, 1997 and for the year ended December 31, 1996, giving effect to the transactions described above. The pro forma condensed consolidated statement of operations should be read in conjunction with the pro forma condensed consolidated balance sheet of the Company presented herein and the historical financial statements and notes thereto of the Company included in the JP Realty, Inc. Forms 10-K and 10-Q for the year ended December 31, 1996 and the three month period ended March 31, 1997.

The unaudited pro forma condensed consolidated statement of operations is not necessarily indicative of what the actual results of operations of the Company would have been assuming the transactions had been completed as set forth above, nor does it purport to represent the Company's results of operations for future periods.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1997
                       (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
-------------------------------------------------------------------
(UNAUTIED)

                                         ACQUIRED
                                       PROPERTIES AND
                            COMPANY     COMMON STOCK     COMPANY
                          HISTORICAL(A)  OFFERING(B)    PRO FORMA
                          ------------  ------------   -----------
REVENUES

Minimum Rents            $     13,207   $     1,724    $     14,931
Percentage and
 Overage Rents                  1,003            36           1,039
Recoveries from Tenants         3,878           719           4,597
Interest and Other
 Income                           287           (38)(C)         249
                         ------------   -----------    ------------
                               18,375         2,441          20,816

EXPENSES
Operating Expenses
 Before Depreciation
 and Interest                   6,077           833           6,910
Interest                        1,676           735           2,411
Depreciation and
 Amortization                   3,067           330           3,397
                         ------------   -----------    ------------
  Net Operating Income          7,555           543           8,098

Minority Interests in
 Income of Consolidated
 Partnerships                     (71)           --            (71)
                         ------------   -----------    ------------

Income Before Minority
 Interests of PDC
 Unitholders                    7,484           543           8,027

Minority Interests of
 PDC Unitholders               (1,270)         (119)        (1,389)
                         ------------   -----------    ------------

Net Income               $      6,214   $       424    $      6,638
                         ============   ===========    ============

Net Income Per Share
 of Common Stock         $        .36                  $     .38(D)
                         ============   ===========    ============

JP REALTY, INC.
PRO FORMA CONDNSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTH PERIOD ENDED MARCH 31, 1997
                                             (DOLLARS IN THOUSANDS)
-------------------------------------------------------------------

(UNAUDITED)

(A) Reflects the JP Realty, Inc. historical consolidated statement of operations for the period January 1, 1997 to March 31, 1997.

(B) Reflects revenues and expenses of the Properties acquired on June 1, 1997 and June 30, 1997 for the three months ended March 31, 1997 and the common stock offering on January 28, 1997, as if consummated on January 1, 1996 as follows:


                  Silver Lake    Visalia    Common Stock
                     Mall          Mall       Offering       Total
                   --------      -------      --------       -----
Minimum Rent      $     631     $   1,093    $     --     $   1,724
Percentage and
 Overage Rent            22            14          --            36
Recoveries from
 Tenants                252           467          --           719
Operating Expenses      294           539          --           833
Interest (1)            423           601        (289)          735
Depreciation (2)        131           199          --           330

    (1) Reflects interest expense on $46,000 outstanding under the revolving credit facilities, drawn for purposes of the acquisition of the Properties, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $12,997 of assumed debt at 8.5% fixed rate.

            Interest expense is reduced by using the $38,600 in net proceeds from the January 28, 1997 common stock offering. The proceeds were used to retire borrowings outstanding on the Company's $50,000 credit facility.
(2) Reflects depreciation on $52,831 of the purchase price allocated to buildings, over a 40-year useful life.


(C) Adjustment reflects a reduction in outside management fees for the Company received for management services of Silver
        Lake Mall prior to the acquisition.

(D) Based upon 17,380,000 shares of Common Stock and 200,000 shares of Price Group stock outstanding. Earnings per share will be unaffected by partners who elect to exchange
        PDC units in the operating partnership on a one-for-one basis for common stock of the Company, as holders of such Units and stockholders effectively share equally in the net income of the operating partnership.

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996
                      (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
-------------------------------------------------------------------

(UNAUDITED)

                                                      ACQUIRED
                                       ADJUSTMENTS PROPERTIES AND
                         COMPANY      AS PREVIOUSLY COMMON STOCK  COMPANY
                       HISTORICAL(A)   REPORTED(B)   OFFERING(C)  PRO FORMA
                       ------------   -----------   -----------   ---------
Revenues

 Minimum Rents         $     52,447   $      866    $     6,784   $   60,097
 Percentage and
  Overage Rents               4,061           46            292        4,399
 Recoveries from
  Tenants                    15,557          239          2,855       18,651
 Interest and Other
  Income                        884            0           (148)(D)      736
                       ------------   ----------    -----------    ---------

                             72,949        1,151          9,783       83,883

Expenses

 Operating Expenses
  Before Depreciation
  and Interest               24,405         339           3,546       28,290
 Interest                     7,776         593           2,074       10,443
 Depreciation and
  Amortization               11,979         179           1,321       13,479
                       ------------   ---------      ----------    ---------
    Net Operating
     Income                  28,789          40           2,842       31,671

 Minority Interests in
  Income of Consolidated
  Partnerships                 (269)         --              --         (269)
 Gain on Sale of Real
  Estate                         94          --              --           94
                       ------------   ---------      ----------    ---------

 Income Before Minority
  Interests of PDC
  Unitholders                28,614          40          2,842        31,496

 Minority Interests of
  PDC Unitholders            (5,244)        (14)          (200)       (5,458)
                       ------------   ---------      ---------    ----------

 Net Income            $     23,370   $      26      $   2,642    $   26,038
                       ============   =========      =========    ==========


 Net Income Per
  Share of Common
  Stock                $       1.46                               $   1.51(E)
                       ============                               ===========

JP REALTY, INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996         (DOLLARS IN THOUSANDS)


(UNAUDITED)
(A) Reflects the JP Realty, Inc. historical consolidated statement of operations for the period January 1, 1996 to December 31, 1996.

(B)     Reflects adjustments as reported in the December 31, 1996
        10-K.

(C) Reflects revenues and expenses of the Properties acquired on June 1, 1997 and June 30, 1997 for the 12 months ended December 31, 1996 and the common stock offering on January 28, 1997, as if consummated on January 1, 1996 as follows:

                         SILVER LAKE  VISALIA  COMMON STOCK
                            MALL       MALL     OFFERING     TOTAL
                        -----------   -------   ---------  --------
Minimum Rents           $     2,520  $   4,264         --  $  6,784
Percentage and
 Overage Rent                   154        138         --       292
Recoveries from Tenants       1,040      1,815         --     2,855
Operating Expenses            1,240      2,306         --     3,546
Interest (1)                  1,690      2,405     (2,021)    2,074
Depreciation (2)                525        796         --     1,321

     (1) Reflects interest expense on $46,000 outstanding under the revolving credit facilities, drawn for purposes of the acquisition of the Properties, at a rate equal to the average interest rate incurred under the credit facilities, and interest on $12,997 of assumed debt at a 8.5% fixed rate.

             Interest expense is reduced by using the $38,600 in net proceeds from the January 28, 1997 common stock offering. The proceeds were used to retire borrowings outstanding on the Company's $50,000 credit facility.
             Prior to April 4, 1996, only $10,000 was outstanding on this credit facility. As a result, the interest expense reduction is computed based on that amount during the period January 1, 1996 to April 4, 1996.

     (2) Reflects depreciation on $52,831 of the purchase price allocated to buildings, over a 40-year useful life.


(D) Adjustment reflects a reduction in outside management fees for the Company received for management services of Silver
        Lake Mall prior to the acquisition.

(E) Based upon 17,070,000 shares of Common Stock and 200,000 shares of Price Group stock outstanding. The number of shares assumed to be outstanding as a result of the 1,500,000 share offering on January 28, 1997 includes only those shares equivalent to the amount of proceeds used to retire borrowings outstanding, as described in Note (C) above. Earnings per share will be unaffected by partners who elect to exchange PDC units in the operating partnership on a one-for-one basis for common stock of the Company, as holders of such Units and stockholders effectively share equally in the net income of the operating partnership.

JP REALTY, INC.
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
OF TAXABLE NET OPERATING INCOME AND OPERATING FUNDS AVAILABLE
                                               DOLLARS IN THOUSANDS
-------------------------------------------------------------------

(UNAUDITED)

The following unaudited statement is a pro forma estimate of taxable income and funds available from operations of the Company for the year ended December 31, 1996. The pro forma statement is based on the Company's historical operating results for the twelve-month period ended December 31, 1996 adjusted for the effects of the Company's acquisition of the Properties purchased on June 1, 1997 and June 30, 1997. This statement does not purport to forecast actual operating results for any period in the future.

This statement should be read in conjunction with (i) the financial statements of the Company and (ii) the pro forma condensed financial statements of the Company.

ESTIMATE OF TAXABLE NET OPERATING INCOME:

ompany historical net income before minority interest, exclusive of depreciation and amortization (Note 1). . . . . . . . .  $  40,593

Properties acquired on June 1, 1997 and June 30, 1997 - historical earnings from operations before minority interest, as adjusted, exclusive of depreciation and amortization (Note 2) . . . . . 4,163

Estimated 1996 tax depreciation and amortization (Note 3):
  1996 tax depreciation and amortization. . . . . . . . . .(13,337)
  Pro forma tax depreciation for properties acquired during
  1997. . . . . . . . . . . . . . . . . . . . . . . . . . . (1,321)
                                                          ---------
Pro forma taxable income before allocation to minority
  interest and dividends deduction. . . . . . . . . . . . .  30,098
Estimated allocation to minority interest (Note 4). . . . . (5,216)
Estimated dividends deduction (Note 5). . . . . . . . . . .(29,359)
                                                          ---------
                                                          $ (4,477)
                                                          =========
Pro forma taxable net operating income. . . . . . . . . . $      --
                                                          =========

ESTIMATE OF OPERATING FUNDS AVAILABLE:
Pro forma taxable income before allocation to minority
  interest and dividends deduction. . . . . . . . . . . . $  30,098
Add pro forma depreciation. . . . . . . . . . . . . . . .    14,658
                                                          ---------
Estimated pro forma operating funds available (Note 6). . $  44,756
                                                          =========

JP REALTY, INC.
ESTIMATED TWELVE-MONTH PRO FORMA STATEMENT
OF TAXABLE NET OPERATING INCOME AND FUNDS AVAILABLE
-------------------------------------------------------------------


(UNAUDITED)

Note 1 - The historical earnings from operations represent the Company's earnings from operations before minority interest for the twelve months ended December 31, 1996 as reflected in the Company's historical financial statements.

Note 2 - The historical earnings from operations for the Properties acquired on June 1, 1997 and June 30, 1997 represent the revenues and certain expenses as referred to in the pro forma condensed consolidated statement of operations for the year ended December 31, 1996 included elsewhere herein.

Note 3 - Tax depreciation for the Company is based upon the Company's tax basis in the Properties. The costs are generally depreciated on a straight-line method over a 40-year life.

Note 4 - Estimated allocation of taxable income to minority interests is based on a 17.33 percent minority interest in the operating partnership.

Note 5 - Estimated dividends deduction is based on 17,270,163 pro forma shares outstanding at the dividend rate of $1.70 per share.

Note 6 - Operating funds available does not represent cash generated from operating activities in accordance with generally accepted accounting principles and is not necessarily indicative of cash available to fund cash needs.

                          SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             JP REALTY, INC.


Date       July 11, 1997                /s/John Price
-------------------------------         ---------------------------
                                        John Price
                                        CHAIRMAN OF THE BOARD AND
                                        CHIEF EXECUTIVE OFFICER

                           EXHIBIT 23.1





                CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-93752) and in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-3624) and in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 333-3550) of JP Realty, Inc. of our report dated July 1, 1997 relating to the statements of revenues and certain expenses of Silver Lake Mall and Visalia Mall for the year ended December 31, 1996, which appear in the Current Report on Form 8-K of JP Realty, Inc. dated June 30, 1997.



PRICE WATERHOUSE LLP
Salt Lake City, Utah
July 11, 1997